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                                                                   EXHIBIT 99(c)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of J. C. Penney Company, Inc. (the "Company") on Form 10-K for the period ending January 25, 2003 (the "Report"), I, Allen I. Questrom, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 10 day of April 2003.

                                              /s/ ALLEN I. QUESTROM
                                              ---------------------------------
                                              Allen I. Questrom
                                              Chairman and
                                              Chief Executive Officer